UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2018
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	The Hartford Financial Services Group, Inc. One Hartford Plaza Hartford, Connecticut	06155
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Hartford Financial Services Group, Inc. (the “Company”) held its annual meeting of shareholders on May 16, 2018. Shareholders voted as follows on the matters presented for a vote:

1.
The nominees for election to the Company’s Board of Directors were elected to hold office until the 2019 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
ROBERT ALLARDICE, III	295,608,608	725,923	348,382	28,565,381
CARLOS DOMINGUEZ	295,537,841	779,366	365,706	28,565,381
TREVOR FETTER	292,149,979	4,162,419	370,515	28,565,381
STEPHEN McGILL	294,701,576	1,612,373	368,964	28,565,381
KATHRYN MIKELLS	295,738,921	604,519	339,473	28,565,381
MICHAEL MORRIS	287,116,965	9,190,694	375,254	28,565,381
THOMAS RENYI	294,456,105	1,849,506	377,302	28,565,381
JULIE RICHARDSON	292,980,283	3,369,131	333,499	28,565,381
TERESA ROSEBOROUGH	294,281,439	2,074,164	327,310	28,565,381
VIRGINIA RUESTERHOLZ	293,850,224	2,487,180	345,509	28,565,381
CHRISTOPHER SWIFT	284,973,799	10,856,642	852,472	28,565,381
GREIG WOODRING	295,764,008	533,286	385,619	28,565,381

2.
The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
319,443,045	5,485,201	320,048	-

3.
The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
283,671,358	11,903,821	1,107,734	28,565,381

Item 8.01     Other Events.

On May 16, 2018, the Company provided notice to the holders of its 8.125% Fixed-to-Floating Rate Junior Subordinated Debentures due June 15, 2068 (CUSIP No. 416515AW4) (the "Debentures") that the Company will redeem $500,000,000 aggregate principal amount of the Debentures on June 15, 2018 (the “Redemption Date”) pursuant to the terms of the Junior Subordinated Indenture dated as of June 6, 2008, as supplemented by the First Supplemental Indenture dated as of June 6, 2008, in each case between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. The Debentures will be redeemed at a redemption price equal to 100% of the principal amount of the Debentures plus accrued and unpaid interest to but excluding the Redemption Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 16, 2018	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Vice President and Corporate Secretary